INFORMATION STATEMENT/PROSPECTUS

JPMorgan Trust I

JPMorgan Sustainable Municipal Income Fund

JPMorgan Trust II

JPMorgan High Yield Municipal Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated May 26, 2023

to the current Information Statement/Prospectus dated April 10, 2023

Portfolio Manager Retirement in June 2023. Wayne Godlin has announced his retirement from J.P. Morgan Investment Management Inc., to be effective June 30, 2023 (the “Effective Date”). As of the Effective Date, Mr. Godlin will cease acting as a portfolio manager for the Funds and will not act as portfolio manager for the acquiring exchange-traded funds after the reorganizations described in the Information Statement/Prospectus are completed. The remaining portfolio managers will continue to manage the Funds (and will manage the acquiring funds) after Mr. Godlin’s retirement.